                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 5, 2004
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-11556                25-1311379
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (814) 234-6000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 5, 2004, Uni-Marts Inc., a Delaware corporation, issued a press release to clarify information reported by the newswires. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

---------------------------------------------------------------------------
EXHIBIT NO.             DESCRIPTION
---------------------------------------------------------------------------
   99.1                 Press release dated March 5,2004
---------------------------------------------------------------------------

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 5, 2004                            UNI-MARTS INC.


                                            By: /S/ HENRY D. SAHAKIAN
                                                -------------------------------
                                                Name: Henry D. Sahakian
                                                Title: Chairman of the Board

EXHIBIT INDEX


---------------------------------------------------------------------------
EXHIBIT NO.           DESCRIPTION
---------------------------------------------------------------------------
   99.1               Press release dated March 5, 2004.
---------------------------------------------------------------------------